BBH TRUST

BBH CORE SELECT

CLASS N SHARES (BBTEX)

RETAIL CLASS SHARES (BBTRX)

SUPPLEMENT DATED SEPTEMBER 6, 2019 TO THE

PROSPECTUS

DATED FEBRUARY 28, 2019

The following information supplements, and, to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information.

The following paragraph is added to the end of the section captioned “Investment Advisory and Administrative Fee”:

Effective September 9, 2019, the Investment Adviser has voluntarily agreed to limit the annual fund operating expenses of the Fund to 0.80% (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and, with respect to the Retail Class, amounts payable under the Retail Class 12b-1 Plan (see “Distribution of Fund Shares” below)). After exclusions, total net operating expenses for Class N Shares of the Fund are expected to be 0.80% of the average daily net assets and total net operating expenses for Retail Class shares of the Fund are expected to be 1.05% of the average daily net assets.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.